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Servicer's Certificate
(Pursuant to Section 3.9 of the
Pooling and Servicing Agreement,
Dated December 1, 1997)

Banc One Auto Grantor Trust 1997-B

Interest Period April 22, 2002 through May 19, 2002

Collection Period April 1, 2002 through April 30, 2002

The undersigned officer of Bank One, National Association, pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of her knowledge and belief that the attached information is true and correct.

Signed by:	/s/ Tracie H. Klein Tracie H. Klein Vice President

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Servicer's Certificate (Pursuant to Section 3.9 of the Pooling and Servicing Agreement, Dated December 1, 1997)